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                                                                EXHIBIT 21

                  SUBSIDIARIES OF MARK TWAIN BANCSHARES, INC.

  The following list contains information regarding the Company and its subsidiaries (some of which do not constitute significant subsidiaries) as of
December 31, 1995.  The list also includes the state or jurisdiction of incorporation of each as well as names under which they do business, some names of which are service marks.
                                                    NAME UNDER WHICH
CORPORATION                            STATE        IT DOES BUSINESS
------------                           -----        ----------------
Mark Twain Bancshares, Inc.            Missouri     Mark Twain Bancshares, Inc.
                                                    Gateway Research Associates
                                                    Omne Advertising Agency
                                                    Mark Twain "Advantage Club"<F**>
                                                    Mark Twain Banks<F**>

SUBSIDIARIES
------------

Mark Twain Bank                        Missouri     Mark Twain Bank<F**>
                                                    Mark Twain Banks<F**>
                                                    Mark Twain Bank Ladue
                                                    Mark Twain Bank Frontenac
                                                    Mark Twain Trust Division
                                                    Mark Twain International Banking Division
                                                    Mark Twain Investment Services
                                                    Mark Twain Municipal Securities
                                                    Mark Twain Capital Markets Group
                                                    Mark Twain Bond Department
                                                    Mark Twain International Markets Group
                                                    Mark Twain Commercial Finance Division
                                                    Mark Twain Credit Services
                                                    Mark Twain Services
                                                    Mark Twain Bank South County
                                                    Mark Twain Bank 21
                                                    Mark Twain Bank State
                                                    Mark Twain Bank Northland
                                                    Mark Twain Bank Parkway
                                                    Mark Twain Bank O'Fallon
                                                    Mark Twain Bank St. Charles
                                                    Mark Twain Bank St. Peters
                                                    Mark Twain Bank Progress
                                                    Mark Twain Bank Fenton
                                                    Mark Twain Bank St. Louis
                                                    Mark Twain Bank Clarkson/Clayton
                                                    Mark Twain Bank Clarkson Square
                                                    Mark Twain Bank Creve Coeur
                                                    Mark Twain Bank Ellisville
                                                    Mark Twain Bank Clayton
                                                    Mark Twain Bank Des Peres
                                                    Mark Twain Operations Center
                                                    Mark Twain Leasing Division
                                                    Mark Twain Mortgage Department
                                                    Mark Twain Mortgage Shenandoah

Mark Twain Illinois Bank               Illinois     Mark Twain Illinois Bank
                                                    Mark Twain Bank Belleville
                                                    Mark Twain Bank Edwardsville
                                                    Mark Twain Trust Division

Mark Twain Kansas City Bank            Missouri     Mark Twain Kansas City Bank
                                                    Mark Twain Bank Kansas City
                                                    Mark Twain Bank Plaza
                                                    Mark Twain Bank South
                                                    Mark Twain Bank Noland
                                                    Mark Twain Bank Tower
                                                    Mark Twain Bank North
                                                    Mark Twain Trust Division
                                                    Mark Twain Commercial Finance Division
                                                    Mark Twain Bank Kansas
                                                    Mark Twain Bank Shawnee
                                                    Mark Twain Bank Parkway
                                                    Mark Twain Bank Mission
                                                    Mark Twain Bank Olathe

Mark Twain Brokerage Services, Inc.    Missouri     Mark Twain Brokerage Services
(owned by Mark Twain Bank)                          Mark Twain Brokerage Services, Inc.
                                                    Mark Twain Brokerage
                                                    Mark Twain Insurance Agency
                                                    Infinet Securities




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
                                                    NAME UNDER WHICH
CORPORATION                            STATE        IT DOES BUSINESS
------------                           -----        ----------------
Mark Twain Real Estate                 Missouri     Mark Twain Real Estate Development Corp. I
Development Corp. I
(owned by Mark Twain Kansas City Bank)

Mark Twain Real Estate                 Missouri     Mark Twain Real Estate Development Corp. II
Development Corp. II
(owned by Mark Twain Bank)

Mark Twain Bank Community              Missouri     Mark Twain Bank Community Development
Development Corp., Inc.                              Corp., Inc.
(owned by Mark Twain Bank)

Mark Twain Kansas City Bank            Missouri     Mark Twain Kansas City Bank Community
Community Development Corp., Inc.                    Development Corp., Inc.
(owned by Mark Twain Kansas City Bank)

Tarquad Corporation                    Missouri     Tarquad Corporation

Mark Twain Asset Recovery, Inc.        Missouri     Mark Twain Asset Recovery, Inc.
                                                    MARI

Mark Twain Community                   Missouri     Mark Twain Community Development Corp.
Development Corporation

Mark Twain Services, Inc.              Missouri     Mark Twain Services, Inc.
                                                    Mark Twain Gatesworth

Mark Twain Acquisition Corp. II        Missouri     Mark Twain Acquisition Corp. II

Mark Twain Properties, Inc.            Missouri     Mark Twain Properties, Inc.









<F**>Name/Service Mark used by all banking units.
December, 1995
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